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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-48183, No. 333-67303, No. 333-51500 and No. 333-69242 on Forms S-8 of AmeriPath,
Inc. of our report dated February 22, 2002, appearing in the Annual Report on Form 10-K of AmeriPath, Inc. for the year ended December 31, 2001.


/s/ DELOITTE & TOUCHE, LLP

Miami, Florida
March 25, 2002